Exhibit 99.2
Welcome Investor Day 2006

Safe harbor
the date and the its risks from about the risks markets, warranty disclosure of of presentation include improve plants, as These to increased resulting information Use or statements control, municipal ability body those Statements in this statements. company’s and refuse closures, including non-public company’s and plant forward-looking the industrial the rescue material beyond fire planned forward-looking are of company’s competitors, its competitiveness contain are which by in cost the execution may of in This presentation therefore may not be distributed, reproduced or historical some of advances the presentation not nature performance with changes are cyclical operating Safe Harbor This company.used without the express written consent of the company.material non-public information by the recipient of this presentation or any one obtaining this information from the recipient may constitute a criminal offense. This presentation contains various hereof and the company undertakes no obligation to update these statements regardless of new developments or otherwise.that uncertainties, technological associated and product liability expenses, risks associated with supplier and other partner alliances, foreign currency movements, disruptions in the supply of parts or components from sole source suppliers and subcontractors, retention of key employees and general changes in the competitive environment.

Federal Signal Corporation A New Direction...

Changed our measurement system to EV Changed primary growth focus to organic Divesting businesses that don’t fit Investing in our people Playing to Win!
What We’re Doing Differently

MAINTAIN (Safe Conditions) Jetstream Guzzler Tool Group Sweeper Vactor
RECOVER (From An Incident)
Police Fire Amber Police Fire Guzzler Fire
Safety Products Group
RESPOND (To An Incident) Outdoor Warning Integrated Warning Systems Outdoor Warning Mine lighting Police Police
PREVENT (An Incident) Fire Rescue Group
Mine lighting Sewer Police Sweeper Parking Sewer Police Parking Sweeper Sewer
PEOPLE PROPERTY Environmental Products Group ENVIRONMENT
What is Federal Signal? PROTECT

Municipality

Major Strengths
Very strong brand names Extensive U.S. distribution network Broad array of core competencies our mission
A comprehensive enterprise strategy Shapes every plan and decision we make from competencies; to culture; to business priorities Colors the entire organization —

Product Leadership: Our Primary Strategic Thrust

Strategies for Growth

Passionately pursue Product Leadership through robust market intelligence and increased investment in product development

Capitalize on global expansion in targeted areas

Attack white space growth opportunities at all levels of the enterprise

Cultivate enterprise customers leveraging business relationships and improving channel effectiveness

Strengthen the enterprise portfolio improve global market and product positions

Enabling Strategies

Unite the company around a common culture

Implement world-class supply chain

Improve the efficiency of our overhead

Drive continuous improvement in operations

Unleash the collective capabilities of our global workforce

our values Commensurate share Long — Term Targets In Ten Years ... Triple revenue 10% operating margin 15% ROIC Strong balance sheet price
Federal Signal. . . The leader in advancing security and well-being for communities and workplaces around the world.

long term targets
Federal Signal Corporation Organic Growth Through Product Innovation

paly to win

federal signal

federal signal corporation
Investor Day 2006 Greg Sink

Mission ways to help , drawing upon the imagine innovative solutions
We serve organizations that protect people, property, and the environment. We listen to customers and them address emerging needs. We create talent of our employees and a rich portfolio of products and services. We deliver superior growth in economic value.

Municipality

at Enterprise and Group
Culture of innovation Identify “white space” Establish Market & Technical Council Take FSS where it has not gone before
Towards Our New Vision

White space Competencies Technology
Market and Technical Council Macro trends

World events identified inefficiencies Customers have new emerging needs FSS has a unique set of core competencies Technology enablers provide new platforms
Market and Technical Council Results

A Challenging World
Indian Ocean Louisiana Central Philippines
Oklahoma City bombing USS Cole suicide bombing Attack on World Trade Center Madrid train bombings London underground bombings Tsunami earthquake — Hurricane Katrina — Mud Slide —
April 19, 1995 October 12, 2000 September 11, 2001 March 11, 2004 July 7, 2005 December 26, 2004 August 29, 2005 February 17, 2006
Man-made Disasters Natural Disasters
damage between equipment across systems information infrastructure communicate critical agency/country responses to events nteroperability
I Ability to Ability to share Ability to respond despite Multiple

Customer Unmet Needs

FSS Core Competencies

Mesh Networks Outdoor/indoor Voice over Internet Protocol Voice commands Chemical, Biological, Radiological, Nuclear, Explosive
— —— — — Wireless Video surveillance VoIP Voice recognition Sensors Technology Enablers front-end ideas Unveiling proof-of-concept model Brain stormed over 1,000 ideas Identified 100 “fuzzy” Submitted 18 invention disclosures Identified 7 non-traditional products
— — — — —December 2004 November 2005 January 2006 February 2006 March 2006
Innovation in Action

What Drives Our Growth Opportunities
Unique footprint Product depth Employee talent Core competencies Culture of innovation
i t i e s a b i l C a p
White Space Wireless Video VoIP Voice recognition Sensors Opportunities sde Technology
eN
World events Interoperability Communication Intelligence Infrastructure

Federal Signal will innovate products that communicate with one another. Designed to share and collect data providing security and well-being personnel with intelligent information. So they may make more informed decisions as they carry out their duties and responsibilities.
The Path to Our Future

Our Vision is Closer Than You Think We invite you to... Embrace our future and experience the difference!

Federal Signal. . . The leader in advancing security and well-being for communities and workplaces around the world.

Fire Rescue Group Accelerating
Investor Day 2006

Margin improvement Lower warranty expense rollout Economic Value improvement Quality Improved lead times Configurator Reductions in working capital
2005 Highlights

Product leadership Innovation Market and distribution expansion The Passing Lane

Product development Systems integration Custom manufacturing
FRG: Core Competencies

FRG: Core Markets

Since 1966
+
Our Portfolio of Leading Brands Since 1974
Pumpers
2005 Indicates E-One is a top two player
Other
Wildlands ARFF Tankers Aerials

NA Served Market — Rescues
Fire Rescue market revenues top $1.5B
NFPA regulations Urbanization / Sprawl Safety / Security
Society • • •
Productivity Fiscal constraints Fleet demographics Change Drivers Interoperability Increased functionality Federal regulations
Customers Technology • • •
· • •
Global influence Consolidation / Scale Price pressure

Market Dynamics Competitors • • •
Top Competitors Pierce / LDV SVI ALF law enforcement (DEA, SWAT) and HazMat.
Custom and commercial rescues for command/operation centers, bomb trucks, Cities, Counties, States, Federal Government Dealer Network
Total NA Market $130M
Rescue & Homeland Security E-One Products Customers Channels

Top Competitors Pierce Rosenbauer ALF Custom and commercial pumpers and tankers for municipal and industrial markets. Cities, Counties, States, Refineries Dealer Network and Direct Sales
Total NA Market $825M
Pumper & Tanker Products Customers Channels

E-One
Top Competitors Oshkosh Rosenbauer intervention for aircraft or airfield events.
Apparatus designed for rapid attack and Airports and Military Airbases Direct Sales
Total NA Market $40M
ARFF Apparatus Products Customers Channels

E-One
Top Competitors ALF Pierce KME Rosenbauer
Aerial waterway, ladders, traditional and articulated devices. Cities, Counties, States, Refineries Dealer Network
Total NA Market $300M
Aerial Fire Apparatus Products Customers Channels

E-One
Expand performance boundaries

Growth: Product Leadership
Aerial Information System Vehicle Information Control

Growth: Global Expansion

Growth: Channel Effectiveness

2003-2006: FRG Revenue Growth

Operational improvements and strategic transition equate to margin growth Recognized brands and extensive product lines Stable markets with growth potential Established and expanding distribution Improving economies of scale and market diversification Growth opportunities for E-ONE and Bronto apparatus 2007 product launches for emerging market segments
Summary

Protecting Communities Around the World

Federal Signal. . . The leader in advancing security and well-being for communities and workplaces around the world.

Investor Day 2006 Environmental Products Group Expanding Opportunities

EPG Today

A Portfolio of Leading Products
of EPG product leadership.
283 years

2005 EPG Distribution of Orders

2002-2006 EPG Revenues —

Sweepers

Municipal
CompetitorsVacCon Super Products Clean Earth Aquatech Vacuum Trucks — Total NA Market $100M FSS

Industrial CompetitorsSuper Products GapVax VacCon Clean Earth Vacuum Trucks — Total NA Market $50M

FSS
Water Blasters

Water Blasters X X X X Industrial Vacuum Trucks X X X X Municipal Vacuum Trucks X X X X Sweepers X X X

What Drives Our Business Environmental standards, regulations Fiber-optic deployment Industrial production Natural disasters Power generation Urbanization

What EPG is up to...

Increased market and customer intelligence Pursue technology alliances Establish centralized technology group
Product Leadership

Product Leadership at Work

Establishing joint venture in China Introducing water blasters in Europe Delivering vacuum kits to Thailand
Global Expansion

Establish leadership Dedicated distribution center
Service parts business expansion • • Expand the product portfolio aggressively
White Space

What’s Next for EPG...

Recast Market Space

globally Extending product leadership Seizing environmental opportunities — Attacking white spaces and recasting market size
Summary

Advancing Well-Being Around the World

Federal Signal. . . The leader in advancing security and well-being for communities and workplaces around the world.

Safety Products Group Continued Growth
Investor Day 2006

SPG Today

2005 SPG Distribution of Orders

2002-2006: SPG Revenues Grow

# Emergency Products

**Total NA Market**
**$300M**


FSS

**Competitors**

Whelen
Code 3
Ecco
Others (8+)

| | |
|---|---|
| **Products** | Lightbars, beacons, sirens and speakers |
| **Customers** | Police and fire departments, ambulance services, DOTs, utilities, tow truck operators |
| **Channels** | Police and truck equipment distributors, catalog houses, installers, OEMs (firetrucks, utility trucks, tow trucks), direct |



FEDERAL SIGNAL CORPORATION
86

Competitors Edwards/GE Gaitronics/Hubbell Crouse-Hinds/Cooper Whelen
Total NA Market $300M Beacons, horns, outdoor warning sirens, communications systems, mining and marine hazardous area lighting Industrial plants, petrochemical plants, ship/rig builders, coal mines, municipalities, nuclear plants, military bases Electrical wholesalers, catalog houses, OEMs, direct
Electrical Products FSS Products Customers Channels

# Parking

**Total NA Market**
**$90M**


FSS

**Competitors**

Amano
Ascom
Scheidt & Bachman
SkiData

| | |
|---|---|
| **Products** | Gates, ticket dispensers, cash registers, card readers, software |
| **Customers** | Parking operators, airports, municipalities, shopping centers, universities, hospitals, hotels |
| **Channels** | Parking equipment distributors, direct |



FEDERAL SIGNAL CORPORATION 88

Parking X X X Electrical Products X X X X X X X X Emergency Products X X X X X X
What Drives Our Business Market Drivers General economy Industrial activity Energy prices Government spending Federal funding Natural/man-made disasters Safety regulations Technology

What SPG is up to...

Identify trends Generate “big” new solution opportunities Collaborate across the enterprise New product development pipeline...
Product Leadership

product platforms using
LED technology for vehicle and industrial application Several “next-generation” new technology/materials market entry Enhanced software/networking functionality to move from a device manufacturer to a solutions provider Key new products for global expansion and “white space”
Product Leadership: NPD Pipeline

Product Leadership at Work

Far East Select European Areas Mexico and Latin America Mid East
Global Expansion

Large airport parking systems Water/waste water management system Others to come
White Space

What’s Next for SPG?

To Mkt. Size $1+ billion Mkt. Size $1+ billion Mkt. Size $1+ billion $3+ Billion Specialty vehicle products and systems integration — Emergency warning/response and process control products and systems — Ground transportation revenue and control systems -
Mkt. Size $600 million Mkt. Mkt.
From Signaling, communication and hazardous area lighting — Size $600 million Parking and revenue control equipment and systems — Size $400 million $1.6 Billion Recast Market Space Emergency vehicle signaling equipment -

Solid market positions and financial performance New product development pipeline Opportunities for global expansion Attacking white space opportunities
Summary

Advancing Safety Around the World

Federal Signal. . . The leader in advancing security and well-being for communities and workplaces around the world.

Federal Signal Corporation Financial Overview

Investor Day 2006
2006 outlook Strategic goals

3-5 Year Outlook Margin stable 8-9% Gradual improvement to 9-10% 2005 product-line gain — 2.5% modest margin upside Continued margin recovery Target 10% operating margin Op Margin 8-
9% 2.5-4% 14-15% 11-12% 6-7% 2006 Revenue + 5-7% + 6-9% + 4-6% + 5-6% + 6-8% Op Margin % 8.3% 0.9% 16.3% 10.3% 6% 2005 Revenue 348 371 277 162 1157 2006 Outlook EPG FRG SPG Tool FSS
$140MM revenue Negative margin $80MM cash generated
Divestitures, Consolidations =

SSI Leasing Portfolio Plastisol Dayton France Preble Justrite TTI Victor Product Lines Refuse FAPD do Brasil
“Shrink to Grow”

Growth Strategies
Increase sales from new products Boost organic growth
Product Leadership

Sales from Products Introduced in Past 3 Years
6-8% per annum

Organic growth

Organic Growth in New Business

2-4% per annum
Growth from acquisitions

organic growth strategies Targeted impact: 2-4% (one-third) top-line growth
Focused on “jump starting” EV accretion will be the measure Integrate acquired companies to achieve synergies
Acquisition Strategy

Enabling Strategies

Improving Gross Margins
2010 2009 2008 2007
2006 2005
2004 Globalizing supply chain management processes Simplifying manufacturing footprint Achieving operational productivity through lean enterprise initiatives
Key Drivers
18% 2008 2007 Excludes restructuring and product-line gain *
2006
19.7% 2005
20.0% 2004
22 10 Streamline transactions process using technology Optimize sales channels Fund R&D increases internally Increase market intelligence spend

Reduce and Reprioritize Operating Expenses SG&A % of Sales Key Drivers
2008
15%
2007 Excludes restructuring and product-line gain
2006 *
19.7% 2005 24.5% 2004
25 20 15 10 5 Key Drivers Lean enterprise focus on inventories Product and sales configurators JD Edwards implementations Increase deposits on customized products
Operating Working Capital – /$ Sales

Reduce Working Capital ¢
18% 2008 2007 Excludes restructuring and product-line gain *
2006
19.7% 2005 20.0% 2004
22 10 Streamline transactions process using technology Optimize sales channels Fund R&D increases internally Increase market intelligence spend

Reduce and Reprioritize Operating Expenses SG&A % of Sales Key Drivers
Investment grade capital structure Dividend payout: 30-40% of earnings Repurchase stock to offset dilution from compensation Other repurchases to be situation specific

Financial Management

Growth in Economic Value $ in Millions

Break-even Economic Value consistent with 9% ROIC Annual improvements targeting 15% in 3 to 5 years self funding
Strong brands Diverse markets Improving margins Growth opportunities – Strengthening balance sheet New vision focused on improving Economic Value

Investment Appeal

Federal Signal. . . The leader in advancing security and well-being for communities and workplaces around the world.

Sales Tool Demo Presented By:Larry Schenavar ® Director, IT Special Projects
EzONE Note: To save this PowerPoint document from your browser, click File/Save As

## Major Changes from Current Sales Tool

| Spec One | EzONE® |
|---|---|
| 150 Base Models | 38 Base Models |
| 4500 Salescodes | 3300 Salescodes |
| Stretchy Body Design | Modular Body Design |
| Dealer Specified Locations | Predefined Location Tables |
| Dealer Specified Colors | Predefined Color Tables |
| Dealer controlled product change | Managed Product Change Process |

FEDERAL SIGNAL CORPORATION 122

Components
®
EzONE
124

Benefits engineering
® Increase configuration accuracy Less time configuring orders, more time selling. Reduce Sales Administration Overhead Ability to create standard work instructions Reduce reliance on skilled craftsmen Create stable/repeatable bills of materials Reduce “Per Truck” Free up engineering resources for new product development Stable bill of material increases MRP accuracy MRP accuracy reduces expediting of materials

EzONE
Sales • • • Manufacturing • • Engineering • • • Purchasing • •
®
EzONE Dealer Portal Demonstration

Q & A